Long-term debt	12 Months Ended
Dec. 31, 2018
Long-Term Debt1 [Abstract]
Long-term debt
Long-term debt

	2018	2017
	$	$
Convertible senior subordinated notes:
Principal amount	—	258,750
Fair value adjustment	—	18,900
	—	277,650
Revolving credit facility:
Principal amount	400,000	350,000
Less: unamortized transaction costs	(4,178)	(5,851)
	395,822	344,149
Equipment loans/finance lease obligations:
Fekola equipment loan facility (net of unamortized transaction costs)	57,242	50,569
Otjikoto equipment loan facility (net of unamortized transaction costs)	10,816	20,750
Masbate equipment loan facility (net of unamortized transaction costs)	13,071	7,719
Finance lease obligations	2,186	—
Nicaraguan equipment loans	398	1,344
	83,713	80,382
	479,535	702,181
Less: current portion	(25,008)	(302,630)
	454,527	399,551

Convertible senior subordinated notes

On August 23, 2013, the Company issued convertible senior subordinated notes (“the notes”) with an aggregate principal amount of $259 million. The notes bore interest at a rate of 3.25% per annum, payable semi-annually on April 1st and October 1st of each year commencing from April 1, 2014. The notes were subordinated in right of payment to any existing and future senior indebtedness, including indebtedness under the revolving credit facility. The notes ranked senior in right of payment to any future subordinated borrowings. On October 1, 2018, the Company repaid the outstanding balance.

Holders of the notes had the right to convert the notes at their option at any time from July 1, 2018 to the maturity date. The notes were convertible, at the holder’s option, at a conversion rate of 254.2912 common shares for every $1,000 principal amount of notes (equal to an initial conversion price of approximately $3.93 per common share), subject to adjustments in certain events. In addition, the holder had the right to exercise the conversion option from January 1, 2014 to July 1, 2018, if (i) the market price of B2Gold common shares for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter was greater than or equal to 130% of the conversion price on each applicable trading day, (ii) during the 5 business day period after any consecutive 5 trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of the notes for each trading day in the measurement period was less than 98% of the product of the last reported sales price of B2Gold common shares and the conversion rate on each such trading day, (iii) the notes were called for redemption or (iv) upon occurrence of certain corporate events. The Company could, upon conversion by the holder, elect to settle in either cash, common shares, or a combination of cash and common shares, subject to certain circumstances.

For accounting purposes, the Company originally designated the notes at fair value through profit or loss (“FVTPL”). The equity conversion option was not separately classified as equity, since the Company has the ability to settle the option at fair value in cash, common shares or a combination of cash and common shares in certain circumstances. The Company did not separately account for the fair value of the equity conversion option as a derivative, as it has designated the entire amount owing under the notes as a liability accounted for at FVTPL. The notes were initially recognized at fair value on the balance sheet with all subsequent changes in fair value being recorded immediately in the statement of operations. Upon adoption of IFRS 9, the Company was required to reflect the impact of the fair value change related to the Company’s own credit risk through OCI. This change resulted in reclassification of an $11 million cumulative loss on the convertible notes from deficit to AOCI on January 1, 2018.

The notes were measured at fair value on each financial reporting period-end date. The fair value of the notes was determined from the quoted price of the notes that are traded in an over-the-counter broker market. The fair value measurement was categorized in Level 2 of the fair value hierarchy for disclosure of the method used to estimate fair value under IFRS 13 “Fair Value Measurement” (as the Company valued the notes using the quoted price of the notes traded by other parties as assets in the over-the-counter broker market). Interest expense related to the notes is included as part of the overall change in fair value of the notes in the statement of operations.

The gain on fair value of convertible notes recorded in the statement of operations for the year ended December 31, 2018 was $11 million (2017 – loss of $11 million). For 2017, the change in fair value of the notes recognized in the statement of operations is stated after reducing it by $12 million of interest expense which was attributable to eligible expenditures at the Fekola Mine and capitalized to the carrying amount of the property.

Interest payments for the year ended December 31, 2018 were $8 million (2017 – $8 million).

Revolving credit facility

On July 7, 2017, the Company entered into an amended and restated credit agreement with its syndicate of international banks ("amended RCF") for an aggregate amount of $500 million. The amended RCF also allows for an accordion feature whereby upon receipt of additional binding commitments, the facility may be increased to $600 million any time prior to the maturity date.

The amended RCF bears interest on a sliding scale of between LIBOR plus 2.25% to 3.25% based on the Company’s consolidated net leverage ratio. Commitment fees for the undrawn portion of the facility are also on a similar sliding scale basis of between 0.50% and 0.925%. The term of the amended RCF is four years, maturing on July 7, 2021. From January 1, 2018, to October 1, 2018, for such time as the indebtedness outstanding under the Company's existing convertible notes was greater than $100 million, then the sliding scale interest temporarily increased to a sliding scale range of between LIBOR plus 2.50% to 4.00%. The increase in the sliding scale rate ceased upon the maturity of the convertible notes on October 1, 2018.

The Company has provided security on the amended RCF in the form of a general security interest over the Company’s assets and pledges creating a charge over the shares of certain of the Company’s direct and indirect subsidiaries. In connection with the existing RCF, the Company must also maintain certain net tangible worth and ratios for leverage and interest coverage. As at December 31, 2018, the Company was in compliance with these debt covenants.

At December 31, 2018, the Company had drawn down $400 million under the amended RCF with a balance of $100 million remaining available for future drawdowns.

For the year ended December 31, 2017, the interest and financing expense relating to the amended RCF recognized in the statement of operations was reduced by $8 million, which was attributable to eligible expenditures at the Fekola Mine and capitalized to the carrying amount of the property.

Fekola equipment loan facility

During 2016, the Company entered into a Euro 71 million term equipment facility with Caterpillar Financial SARL, as Mandated Lead Arranger, and Caterpillar Financial Services Corporation, as original lender. The aggregate principal amount of up to Euro 71 million is available to the Company’s subsidiary, Fekola SA (the “Borrower”) to finance or refinance the mining fleet and other mining equipment at the Company's Fekola Mine in Mali. During the year ended December 31, 2018, the Company drew down Euro 20 million or $24 million equivalent under the facility (2017 - Euro 49 million or $54 million equivalent).

The equipment facility is available for a period that commenced on February 13, 2017, (the “Financial Close Date”) and ends on the earlier of the day when the equipment facility is fully drawn and 30 months from the Financial Close Date. The equipment facility may be drawn in instalments of not less than Euro 5 million, and each such instalment shall be treated as a separate equipment loan. As at December 31, 2018, Euro 2 million ($2 million equivalent) was available for future drawdowns.

The Borrower is required to maintain a deposit in a debt service reserve account (“DSRA”) equal at all times to the total of the principal, interest and other payments that become payable over the next six months. As at December 31, 2018, the balance in the DSRA account was Euro 8 million ($9 million equivalent).

Each equipment loan is repayable in 20 equal quarterly installments. The final repayment date shall be five years from the first disbursement under each equipment loan. The interest rate on each loan is a rate per annum equal to EURIBOR plus a margin of 5.10%. A commitment fee of 1.15% per annum on the undrawn balance of each tranche for the first twenty-four months after December 7, 2016 and 0.5% thereafter is also due, each payable quarterly. In each case, from October 1, 2017, 0.4167% per annum on the undrawn balance of each tranche is also due. The Company and the Company’s subsidiary, Mali Mining Investments Limited, have guaranteed the equipment facility and security is given over the equipment of the Borrower which has been financed by the equipment facility, related warranty and insurance, and over the DSRA.

Otjikoto equipment loan facility

On May 30, 2017, the term over which loans may be advanced under the facility was extended to June 30, 2018 and an additional $6 million was made available for drawdown. During the year ended December 31, 2017, the Company drew down the full $6 million under the facility.

Each loan is repayable in 20 equal quarterly installments. The final repayment date shall now be the earlier of the date when the last loan advanced under the facility falls due and December 31, 2023. The facility has an interest rate of LIBOR plus a margin of 3.85% on loans advanced under the facility and a commitment fee of 1.2% per annum on the undrawn balance of the facility, each payable quarterly. Transaction costs relating to the facility totalled approximately $2 million and are being recognized over the term of the facility using the effective interest rate method. The principal amount owing under the facility has been presented on the consolidated Balance Sheet net of the unamortized balance of transaction costs.

The Company is required to maintain a deposit in a DSRA equal at all times to the total of the principal, interest and other payments that become payable over the next 6 months. At December 31, 2018, the balance in the DSRA was $4 million (2017 - $5 million).

The indebtedness of the Company under the facility is secured by a Namibian law general notarial bond granting security over all of the movable assets of the Company’s wholly owned subsidiary, B2Gold Namibia Minerals (Proprietary) Limited, a Bermudan law debt service reserve account security agreement granting security over the DSRA, a Namibian law cession in securitatem agreement granting security over all of the B2Gold Namibia Minerals (Proprietary) Limited’s rights under any existing or future warranty in connection with the purchase of equipment, and by guarantees of the Company and B2Gold Namibia (Proprietary) Limited.

Masbate equipment loan facility

On June 1, 2017, the Company entered into an $18 million term equipment facility with Caterpillar Financial Services Philippines Inc. The aggregate principal amount is available to the Company’s Philippines subsidiaries to finance or refinance the mining fleet and other mining equipment at the Company's Masbate Mine. On December 11, 2018, term over which loans may be advanced under the facility was extended to March 31, 2019. The equipment facility may be drawn in installments of not less than $0.5 million, and each such installment shall be treated as a separate equipment loan.

During the year ended December 31, 2018, the Company drew down $8 million under the facility (2017 - $9 million). As at December 31, 2018, $1 million was available for future drawdowns.

Each equipment loan is repayable in 20 equal quarterly installments. The final repayment date shall be five years from the first disbursement under each equipment loan. The interest rate on each loan is a rate per annum equal to LIBOR plus a margin of 3.85%. A commitment fee of 1.15% per annum on the undrawn balance of each tranche is also due, each payable quarterly. The Company has guaranteed the equipment facilities and security is given over the equipment of the Borrower which has been financed by the equipment facilities.

The following table summarizes the Company’s scheduled debt repayments on its outstanding debt as at December 31, 2018:

	2019	2020	2021	2022	2023	Total
	$	$	$	$	$	$

Revolving credit facility:
Principal	—	—	400,000	—	—	400,000
Interest & commitment fees (estimated)	21,731	21,731	11,287	—	—	54,749

Fekola equipment loan facility:
Principal	15,869	15,869	15,869	9,397	1,630	58,634
Interest (estimated)	2,764	1,946	1,119	377	72	6,278

Otjikoto equipment loan facility:
Principal	4,869	3,453	1,958	642	—	10,922
Interest (estimated)	428	234	84	12	—	758

Masbate equipment loan facility:
Principal	3,347	3,347	3,347	2,908	577	13,526
Interest (estimated)	787	570	363	142	9	1,871

Finance lease obligations
Principal	525	525	525	525	86	2,186
Interest (estimated)	62	45	28	12	—	147

Nicaraguan equipment loans:
Principal	398	—	—	—	—	398
Interest (estimated)	9	—	—	—	—	9
	50,789	47,720	434,580	14,015	2,374	549,478